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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 26, 2001
                                                          --------------




                           Worldwide Xceed Group, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       0-13049               13-3006788
    ------------------                -----------          ---------------
(State or Other Jurisdiction         (Commission            (IRS Employer
     of incorporation)                File Number)        Identification No.)



       233 Broadway, New York, New York                     10279
       --------------------------------                     -----
   (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code (212) 553-2000
                                                   --------------


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On April 30, 2001, the Company filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division. Pursuant to the Bankruptcy Code, the Company continues to operate its business and manage its assets as a debtor-in-possession. Also on April 30, 2001, the Company issued a press release announcing its Chapter 11 petition, attached hereto as
Exhibit 99.1 and hereby incorporated by reference herein.

ITEM 5.  OTHER EVENTS.

Disposition of Assets.
---------------------

On April 26, 2001, the Company completed an arms length sale of all of the assets relating to its Colorado Springs, Colorado office to Xtivia Colorado, Inc. In exchange for these assets, the Company received a cash purchase price of $500,000 and the buyer assumed certain liabilities.

On April 27, 2001, the Company completed the sale of all of the stock of its Netherlands subsidiary, Pulse Interactive B.V., to Kooistra Holding B.V. In exchange for this stock, the Company received a cash purchase price of $40,000 and the buyer assumed certain liabilities.

On April 30, 2001, the Company completed the sale of all of the assets relating to its Chandler, Arizona office to Distributed Systems Solutions, Inc. In exchange for these assets, the Company received a cash purchase price of approximately $1 million and the buyer assumed certain liabilities.

Also, on April 30, 2001, the Company issued a press release related to these transactions. A copy of the press release is filed as Exhibit 99.1, which is hereby incorporated by reference herein.

Nasdaq Delisting.
----------------

On April 10, 2001, the Company was notified by the Nasdaq staff that the Company did not demonstrate compliance with the $1.00 minimum bid price requirement for continued listing. The Company requested an oral hearing in a letter dated April 12, 2001 to appeal the Nasdaq staff's determination to delist the Company's common stock. On April 30, 2001, the Company withdrew its request for a hearing. The Company expects that trading in its common stock on The Nasdaq National Market will be halted on or about May 1, 2001 and the Company's common stock is expected to be delisted from The Nasdaq National Market no later than May 2, 2001.

On April 30, 2001, the Company issued a press release announcing the foregoing. A copy of the press release is filed as Exhibit 99.1, which is hereby incorporated by reference herein.

SEC Reports.
-----------

The Company will cease filing Form 10-K and 10-Q reports under the Securities and Exchange Act of 1934, as amended. In lieu thereof, financial reports filed with the Bankruptcy Court will be filed under Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release dated April 30, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Worldwide Xceed Group, Inc.


Dated:  April 30, 2001          By:     /s/ Douglas C. Laux
                                    -----------------------
                                        Douglas C. Laux
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                      Exhibit

99.1                             Press Release dated April 30, 2001.